UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 3, 2026

Date of Report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

15000 Valmont Plaza	68154
Omaha, Nebraska
(Address of principal executive offices)	(Zip Code)

(402) 963-1000

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	VMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Appointment of New Independent Registered Public Accounting Firm

On March 3, 2026, following the conclusion of a process managed by the Audit Committee of the Board of Directors of Valmont Industries, Inc. (“the Company”), the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm beginning with the year ending December 26, 2026 and related interim periods, subject to the completion of KPMG’s customary client acceptance procedures and the execution of an engagement letter.

During the Company’s fiscal years ended December 27, 2025 and December 28, 2024 and through March 3, 2026, neither the Company, nor anyone on its behalf, consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or Regulation S-K, and the related instructions thereto, or “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

(b)	Dismissal of Independent Registered Public Accounting Firm

On March 3, 2026, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.

During the Company’s years ended December 27, 2025 and December 28, 2024, and the subsequent interim period through the date of this Current Report on Form 8-K there were no: (1) “disagreements” with Deloitte as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions thereto, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the Company’s fiscal years ended December 27, 2025, and December 28, 2024, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Deloitte with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company requested Deloitte to furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. A copy of Deloitte’s letter is filed as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated March 5, 2026
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALMONT INDUSTRIES, INC.

By:	/S/Thomas Liguori
Name:	Thomas Liguori
Title:	Executive Vice President and Chief Financial Officer

Date: March 6, 2026